John Hancock Funds II

Supplement dated February 15, 2008

to the Prospectus dated May 1, 2007

Total Return Fund

Effective February 4, 2008, the Adviser has voluntarily agreed to reduce the advisory fee for the Total Return Fund to the rates set forth below. This voluntary fee waiver may be terminated at any time by the Adviser upon notice to the Trust.

If Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Fund	0.700%	0.675%

If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Fund	0.700%

*The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by the Pacific Investment Management Company. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.

**The term Total Return Net Assets includes the net assets of the Total Return Trust and the Total Return Fund, a series of John Hancock Funds II.

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